Exhibit 10.1

                      FIRST AMENDMENT TO LICENSE AGREEMENT
                  BY AND BETWEEN TGI FRIDAY'S INC. ("FRIDAY'S)
                      AND POORE BROTHERS, INC. ("LICENSEE")
                   DATED AS OF APRIL 3, 2000 (THE "AGREEMENT")

WHEREAS, the parties hereto have entered into the Agreement, pursuant to which Friday's licensed the Proprietary Marks to Licensee in connection with the manufacture, marketing, sale and distribution of certain Products as set forth therein; and

WHEREAS, the parties hereto desire to amend the Agreement to add Mexico to the Territory and to extend the Term of the Agreement as more particularly set forth herein below.

NOW THEREFORE, in consideration of the mutual promises and conditions set forth in the Amendment and other valuable consideration the receipt of which the parties hereto acknowledge, the parties agree as follow:

Article 1. Amendments to Section 1 Definitions:

     (a)  The following new term "Consumer Price Index" shall be added

          Consumer Price Index - means the U.S. City Average Consumer Price Index ("CPI") as reported by the Bureau of Labor Statistics, U.S. Department of Labor, on an unadjusted basis for the month of June in each calendar year (base reference period 1982 - 4 = 100). For purposes of calculating the increase in Minimum Sales due under this Agreement, the CPI shall be calculated as follows:

                      FORMULA                           HYPOTHETICAL CALCULATION
                      -------                           ------------------------
          CPI for current period (June, 2008)                    136.0
          Less CPI for previous period (June, 2007)              129.9
                   Equals index point change                       6.1
          Divided by previous period CPI                         129.9
                   Equals                                        0.047
          Result multiplied by 100                               0.047 x 100
                   Equals percent change                           4.7

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[*] = CERTAIN  CONFIDENTIAL INFORMATION  CONTAINED IN THIS  DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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
     (b) The definition of the term "Minimum Sales" is hereby amended in its entirety and replaced with the following definition:

          Minimum Sales - Minimum Sales means: [*]

     (c) The definition of the term "Territory" is hereby amended in its entirety and replaced with the following definition:

          Territory - the United States of America, territories and possessions, U.S. Military bases and Puerto Rico as geographically constituted on the Effective Date, and such other geographic regions that are added with the mutual written consent of the parties. In addition, Licensee shall have the right to distribute Products in Mexico in Wal-Mart, Sam's Club and Price/Costco stores.

     (d) The definition of the term "Term" is hereby amended in its entirety and replaced with the following definition:

          Term - a period commencing on the Effective Date and continuing, unless terminated earlier pursuant to the terms of this Agreement, until May 31, 2014. The parties agree to begin good faith renewal term negotiations at least 180 days prior to the expiration of this Agreement.

Article 2. Section 7.C. is amended in its entirety and replaced with the following new section:

     "7. REPORTS, ROYALTIES, PAYMENTS, STATEMENTS

          C. ANNUAL MEETING. High level executives of Licensee and Friday's shall meet yearly at Friday's corporate headquarters (or such other place as the parties shall agree upon) to discuss the Friday's brand, new product development, marketing, sales and other business issues."

Article 3.     New Exhibit "A"

               Attached hereto, and made a part hereof is a new Exhibit "A" setting forth the Proprietary Marks in the Territory.

Article 4. Defined Terms. Capitalized terms used herein and not otherwise defined or amended herein, shall have the respective meanings given to them in the Agreement.

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[*] = CERTAIN  CONFIDENTIAL INFORMATION  CONTAINED IN THIS  DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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
Article 5. Conflicts, Effects on Agreement. Any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall prevail and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. By execution of this Agreement, each party hereto ratifies and confirms the terms of the Agreement, as amended, and acknowledges that the Agreement is not currently subject to any defaults.

Article 6. Governing Law. This Amendment shall be considered as having been entered into in the State of Texas, United States of America, and shall be construed and interpreted in accordance with the laws thereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on this 11th day of July, 2001.


POORE BROTHERS, INC.                    TGI FRIDAY'S INC.


By:                                     By:
   ---------------------------------       -------------------------------------

Name:                                   Name:
     -------------------------------         -----------------------------------

Title:                                  Title:
      ------------------------------          ----------------------------------

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[*] = CERTAIN  CONFIDENTIAL INFORMATION  CONTAINED IN THIS  DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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
                                    EXHIBIT A

Any and all registrations or applications for the Proprietary Marks are held in the name of TGI Friday's of Minnesota, Inc. ("TGIFM"), a wholly owned subsidiary of Friday's.

UNITED STATES
PROPRIETARY MARKS

                                                                               APPLICATION OR
       TRADEMARK                        CLASS                    STATUS      REGISTRATION NUMBER
       ---------                        -----                    ------      -------------------
Friday's                     30 (Note 1)                       Pending           75/417,743
T.G.I. Friday's              30 (Note 1)                       Pending           75/417,742
T.G.I. Friday's & Design     30 (Note 1)                       Pending           75/418,630
Friday's                     29 (Note 2)                       Registered        2,294,718
T.G.I. Friday's              29 (Note 2)                       Registered        2,294,717
T.G.I. Friday's & Design     29 (Note 2)                       Registered        2,300,670
Friday's                     42 (Restaurant & bar services)    Registered        977,903
T.G.I. Friday's              42 (Restaurant & bar services)    Registered        925,656
T.G.I. Friday's & Design     42 (Restaurant & bar services)    Registered        1,902,042
Friday's Fire Bites          30 (Note 3)                       Pending           76/220,938
Friday's                     30 (Note 3)                       Pending           Not Available
T.G.I. Friday's              30 (Note 3)                       Pending           Not Available
T.G.I. Friday's & Design     30 (Note 3)                       Pending           Not Available

NOTE 1. This application or registration covers the following goods: Fresh and frozen appetizers consisting of pasta, dumplings or tortillas containing cheese, vegetables, meat and/or other fillings; sauces, excluding cranberry sauce and applesauce; ice cream; condiments, seasonings, seasoning mixes, spices and marinades.

NOTE 2. This application or registration covers the following goods: Fresh and frozen appetizers consisting primarily of vegetables, meat and/or cheese; dairy-based dips; and soups.

NOTE 3. This application or registration covers the following goods: Pretzels, crackers, corn chips, taco chips, tortilla chips, flour-based chips and/or grain based chips,

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[*] = CERTAIN  CONFIDENTIAL INFORMATION  CONTAINED IN THIS  DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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
MEXICO
PROPRIETARY MARKS

                                                                                  APPLICATION OR
                                                                                   REGISTRATION
       TRADEMARK                          CLASS                       STATUS          NUMBER
       ---------                          -----                       ------          ------
Friday's                    Local Class 38 (Note 1)                 Registered        351775
Friday's                    Local Class 46 (Note 2)                 Registered        351777
Friday's                    Local Class 66 (Restaurant Services)    Registered        359198
T.G.I. Friday's             Local Class 38 (Note 1)                 Registered        351772
T.G.I. Friday's             Local Class 46 (Note 2)                 Registered        351774
T.G.I. Friday's             Local Class 66 (Restaurant Services)    Registered        311265
T.G.I. Friday's & Design    42 (Restaurant Services)                Registered        495591

NOTE 1: This application or registration covers the following goods: Prints and publications.

Note 2: This application or registration covers the following goods: Foods and ingredients thereof.

     Licensee and each Principal acknowledge that there can be no assurance that TGIFM will succeed in obtaining or maintaining registrations of the Proprietary Marks FRIDAY'S, T.G.I. FRIDAY'S, T.G.I. FRIDAY'S & DESIGN or any other Proprietary Marks in the United States or Mexico.

     TGIFM shall pursue registrations in the United States and Mexico of the Proprietary Marks FRIDAY'S, T.G.I. FRIDAY'S, T.G.I. FRIDAY'S & DESIGN and any other Proprietary Marks in the manner and to the extent determined by Friday's or TGIFM in its sole discretion. The failure of Friday's or TGIFM to obtain registration of any Proprietary Mark shall not be actionable by Franchisee or any Principal. Nothing herein shall require that Friday's or TGIFM pay any monies to any party to secure any such registration. Friday's or TGIFM may abandon any applications or registrations for the Proprietary Marks at any time, without notice to, or consent of, Licensee or any Principal.

     Neither Friday's nor TGIFM shall incur any liability or obligations to Licensee or any Principal by reason of (i) any of the foregoing or (ii) the ownership of, or application for ownership of, the Proprietary Marks.

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[*] = CERTAIN  CONFIDENTIAL INFORMATION  CONTAINED IN THIS  DOCUMENT,  MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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